                       SEMIANNUAL REPORT / APRIL 30, 2002

                         AIM LARGE CAP BASIC VALUE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            ----Registered Trademark----

================================================================================

                                 [COVER IMAGE]

          STILL LIFE WITH CURTAIN AND FLOWERED PITCHER BY PAUL CEZANNE

 THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS WITHOUT HAVING TO

 REMAKE THEM. HE PAINTED WHAT HE SAW--WHAT EVERYONE SEES--AND HIS WORK MADE THE

        ORDINARY SEEM EXTRAORDINARY. IN A SIMILAR FASHION, AIM LARGE CAP

               BASIC VALUE FUND IS MANAGED ON THE IDEA THAT VALUE

                   CAN BE FOUND IN LARGE, FAMILIAR COMPANIES.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.

o The fund's average annual total returns (including sales charges) for the period ending April 30, 2002, are as follows: Class A shares, inception (6/30/99), 5.97%; one year, -8.52%. Class B shares, inception (8/1/2000),
    3.43%; one year, -8.69%. Class C shares, inception (8/1/2000), 5.65%; one year, -4.92%.

o In addition to returns as of 4/30/02, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end: Class A shares, inception (6/30/99), 7.52%; one year, -0.24%. Class B shares, inception (8/1/2000),
    5.98%; one year, -0.06%. Class C shares, inception (8/1/2000), 8.23%; one year, 3.76%.

    PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. Due to recent significant market volatility, results of an investment made today may differ substantially from the historic performance shown. Call your financial advisor for more current performance.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o A significant portion of the fund's returns during certain periods was attributable to its investments in initial public offerings (IPOs). These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, see the fund's prospectus.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than the original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000 Fund Index represents the performance of the stocks of large-capitalization companies. The value component of it measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
          OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE
                           SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                        Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the, '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, for the six months ended April 30, 2002, Class A shares of AIM Large Cap Basic Value Fund outperformed its indexes, returning 9.86%, excluding sales charges. By comparison, the Russell 1000 Value Index returned 8.87% and the Lipper Large Cap Value Index returned 5.40% for the same period. Even more dramatically, since markets hit bottom on September 21 last year following the terrorist attacks on the United States, AIM Large Cap Basic Value Fund Class A shares have returned 19.58%.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

MARKET VOLATILITY CREATES NEW OPPORTUNITIES FOR FUND

HOW DID AIM LARGE CAP BASIC VALUE FUND PERFORM?

The fund rebounded from the withering declines posted in the last reporting period when recession and terror attacks pushed stock markets lower. Continuing market volatility, coupled with the outperformance by value stocks over growth stocks in the markets, provided a good environment for the fund.

   For the six months ended April 30, 2002, the fund's Class A shares returned 9.86% at net asset value, with no sales charges included. Class B and Class C shares returned 9.48%. AIM Large Cap Basic Value Fund outperformed its benchmark indexes. For example, the Russell 1000 Value Fund Index returned 8.87% for the six months ended April 30, 2002 and the Lipper Large Cap Value Fund Index returned 5.40%. Also, the S&P 500 Index--considered representative of the broad domestic equity market--returned 2.31%.

   More dramatically, since markets hit bottom on September 21 last year following the terrorist attacks on the U.S., AIM Large Cap Basic Value Fund has returned 19.58%.

WHAT WERE MAJOR TRENDS IN U.S. STOCK MARKETS?

Uncertainty creates problems for stock markets because it is not quantifiable. And uncertainty--based upon the Israeli-Palestinian conflict and the U.S.-led war on terrorism--has penetrated U.S. markets and limited growth as the nation recovers from recession. Additionally, troubles at major U.S. companies spawned investor concerns about corporate management and accounting practices. And these concerns persist.

   Analysts declared the recession ended as companies produced strong growth during the first quarter of 2002. Gross domestic product had recovered, interest rates were low and the Federal Reserve Board assumed a neutral position on interest rates. Furthermore, corporate profit margins were improving, and the U.S. workforce remained the most productive in the world.

   Now, though, the national economic rebound has slowed. Major industries like construction, manufacturing, telecommunications and automobiles endured sharp job losses late in the reporting period. In addition, U.S. consumer confidence fell in April, if only slightly, suggesting the nation was still concerned about economic problems, the potential for war, plus questions about corporate management and accounting procedures.

HOW DID YOU MANAGE THE FUND UNDER THESE CIRCUMSTANCES?

The best-performing investment areas for AIM Large Cap Basic Value Fund were leisure, advertising, energy and banks. Market dynamics expected to benefit the fund's performance include the turnaround in oil field services, better business conditions for market-sensitive financial services, plus normalization of credit markets and investor psychology following the effects of the senior management and accounting questions surrounding U.S. companies.

================================================================================

FUND AT A GLANCE

AIM Large Cap Basic Value Fund seeks long-term capital appreciation with a secondary objective of current income. The fund invests primarily in equity securities of large U.S. companies believed to be undervalued compared to a company's intrinsic value--the fundamental fair value of a business based on cash flows.

                                    [PHOTO]

INVESTMENT STYLE: Value (Investing in quality companies selling at substantial discount to intrinsic value)

o    Seeks to profit from investor overreaction to negative news

o    Offers potential for growth of capital with reduced volatility

o Targets a minimum 50% appreciation potential on price-to-intrinsic-value over two to three-year time horizon

================================================================================

GROWTH IN TOTAL NET ASSETS

================================================================================
                                   [BAR GRAPH]

       4/30/01      $98 Million
      10/31/01     $148 Million
       4/30/02     $220 Million

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based upon total net assets

========================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------
 1. Bank of America Corp.        3.3%         1. Diversified Financial Services   9.5%

 2. Transocean Sedco Forex Inc.  3.2          2. Banks                            7.9

 3. Masco Corp.                  3.1          3. Oil & Gas Drilling               6.1

 4. Schlumberger Ltd.            3.0          4. Food Retail                      5.0

 5. Waste Management, Inc.       3.0          5. Property & Casualty Insurance    4.8

 6. Walt Disney Co. (The)        3.0          6. Managed Health Care              4.2

 7. J.P. Morgan Chase & Co.      2.9          7. Data Processing Services         4.1

 8. Citigroup Inc.               2.8          8. Life & Health Insurance          3.5

 9. Kroger Co. (The)             2.8          9. Diversified Commercial Services  3.5

10. FleetBoston Financial Corp.  2.8         10. Building Products                3.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
========================================================================================

   The portfolio today remains conservative, has less exposure to technology than many of its peers, and greater exposure to industrial America. Despite the conservative nature of the portfolio, it is not defensively postured relative to the macro-economy. Thus managers expect a return to economic growth to benefit the portfolio.

   The fund's total net assets stood at $220 million at the close of the period, up from $148 million six months ago and $98 million a year ago. Fund stock holdings were at 49 at the close of the period, unchanged from 49 in the previous report to shareholders.

CAN YOU DISCUSS SOME STOCK HOLDINGS?

Four stocks are listed below. Three of them helped fund performance, and one did not:

   BANK OF AMERICA gained ground as the banking sector proved positive for the fund. The third-largest U.S. bank is the nation's first coast-to-coast bank. The company boasts some 4,500 retail branches in 21 states.

   H&R BLOCK helped the fund with its strong performance, based upon its extensive franchising. H&R Block is the U.S.'s leading tax preparation firm. Operating from more than 10,000 locations, the company serves nearly 20 million taxpayers.

   STARWOOD HOTELS & RESORTS is a strong performer in the hotel and leisure industry, another leading sector for the fund. The company is one of the world's leading hotel operators, with 750 properties in 80 countries.

   BRISTOL-MYERS SQUIBB, on the other hand, was a disappointment. The prescription drug company focuses on cardiovascular treatments, anti-infective drugs, and cancer-fighting products. The purchase of a 20% stake in biotech firm ImClone Systems embroiled the firm in FDA woes and hurt share performance.

WHAT WERE CONDITIONS AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. While the recession had apparently ended, full economic recovery remained elusive. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories--a trend that was unlikely to continue. Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication the economy was still struggling. The nation's unemployment rate fluctuated modestly during the reporting period and stood at 6.0% in April, as companies were reluctant to expand payrolls.

   In contrast, corporate profit margins were improving, while interest rates and inflation were low. Consumer confidence--despite a slip in April--generally rose over the reporting period. And consumer spending, which accounts for about two-thirds of economic activity, remained healthy.

   There continued to be large amounts of cash in lower-returning money market accounts that could potentially be deployed back into equities. But investors remained uncertain as concerns persisted about the economy, corporate management and accounting veracity, plus the potential for more military conflicts in global hot spots.

          See important fund and index disclosures inside front cover.

PORTFOLIO MANAGEMENT TEAM

Matt Seinsheimer
Michael Simon
Bret Stanley

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-95.87%

ADVERTISING-2.75%

Interpublic Group of Cos., Inc. (The)            195,500   $  6,037,040
=======================================================================

AEROSPACE & DEFENSE-1.85%

Honeywell International Inc.                     110,600      4,056,808
=======================================================================

ALUMINUM-1.37%

Alcoa Inc.                                        88,700      3,018,461
=======================================================================

APPAREL RETAIL-2.36%

Gap, Inc. (The)                                  367,100      5,179,781
=======================================================================

BANKS-7.90%

Bank of America Corp.                            100,000      7,248,000
-----------------------------------------------------------------------
Bank One Corp.                                    99,000      4,046,130
-----------------------------------------------------------------------
FleetBoston Financial Corp.                      171,600      6,057,480
=======================================================================
                                                             17,351,610
=======================================================================

BUILDING PRODUCTS-3.09%

Masco Corp.                                      241,800      6,794,580
=======================================================================

CONSTRUCTION & FARM MACHINERY-1.29%

Deere & Co.                                       63,200      2,828,832
=======================================================================

CONSUMER ELECTRONICS-1.77%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                         125,270      3,884,623
=======================================================================

DATA PROCESSING SERVICES-4.07%

Ceridian Corp.(a)                                212,300      4,730,044
-----------------------------------------------------------------------
First Data Corp.                                  53,100      4,220,919
=======================================================================
                                                              8,950,963
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.49%

Cendant Corp.(a)                                 171,000      3,076,290
-----------------------------------------------------------------------
H&R Block, Inc.                                  114,200      4,581,704
=======================================================================
                                                              7,657,994
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-9.53%

Citigroup Inc.                                   144,293      6,247,887
-----------------------------------------------------------------------
Freddie Mac                                       81,900      5,352,165
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          180,000      6,318,000
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         72,000      3,019,680
=======================================================================
                                                             20,937,732
=======================================================================

ELECTRIC UTILITIES-1.28%

PG&E Corp.(a)                                    119,500      2,808,250
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

ENVIRONMENTAL SERVICES-2.95%

Waste Management, Inc.                           245,750   $  6,473,055
=======================================================================

FOOD RETAIL-4.94%

Kroger Co. (The)(a)                              268,100      6,104,637
-----------------------------------------------------------------------
Safeway Inc.(a)                                  113,000      4,740,350
=======================================================================
                                                             10,844,987
=======================================================================

GENERAL MERCHANDISE STORES-1.93%

Target Corp.                                      97,100      4,238,415
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.96%

McKesson Corp.                                    52,300      2,112,397
=======================================================================

HOTELS-0.99%

Starwood Hotels & Resorts Worldwide, Inc.         57,300      2,165,940
=======================================================================

INDUSTRIAL CONGLOMERATES-2.15%

Tyco International Ltd. (Bermuda)                256,400      4,730,580
=======================================================================

INDUSTRIAL MACHINERY-2.45%

Illinois Tool Works Inc.                          74,600      5,378,660
=======================================================================

INSURANCE BROKERS-1.04%

Marsh & McLennan Cos., Inc.                       22,550      2,279,354
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.60%

AT&T Corp.                                       268,700      3,525,344
=======================================================================

LIFE & HEALTH INSURANCE-3.53%

Prudential Financial, Inc.(a)                    107,000      3,434,700
-----------------------------------------------------------------------
UnumProvident Corp.                              153,400      4,332,016
=======================================================================
                                                              7,766,716
=======================================================================

MANAGED HEALTH CARE-4.15%

CIGNA Corp.                                       55,500      6,049,500
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           34,900      3,064,569
=======================================================================
                                                              9,114,069
=======================================================================

MOVIES & ENTERTAINMENT-2.94%

Walt Disney Co. (The)                            278,800      6,462,584
=======================================================================

MULTI-UTILITIES-2.95%

Duke Energy Corp.                                117,000      4,484,610
-----------------------------------------------------------------------
Reliant Resources, Inc.(a)                       130,000      2,005,900
=======================================================================
                                                              6,490,510
=======================================================================

OIL & GAS DRILLING-6.09%

ENSCO International Inc.                         110,000      3,713,600
-----------------------------------------------------------------------
GlobalSantaFe Corp.                               75,000      2,631,750
-----------------------------------------------------------------------


                                                              MARKET
                                                SHARES        VALUE
OIL & GAS DRILLING-(CONTINUED)

Transocean Sedco Forex Inc.                      198,277   $  7,038,833
=======================================================================
                                                             13,384,183
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.02%

Schlumberger Ltd.                                121,200      6,635,700
=======================================================================

PAPER PRODUCTS-0.92%

International Paper Co.                           48,700      2,017,641
=======================================================================

PHARMACEUTICALS-2.17%

Bristol-Myers Squibb Co.                          84,000      2,419,200
-----------------------------------------------------------------------
Pharmacia Corp.                                   56,857      2,344,214
=======================================================================
                                                              4,763,414
=======================================================================

PHOTOGRAPHIC PRODUCTS-1.32%

Eastman Kodak Co.                                 90,100      2,902,121
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.78%

ACE Ltd. (Bermuda)                                87,300      3,799,296
-----------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 39,600      3,736,260
-----------------------------------------------------------------------
MGIC Investment Corp.                             41,600      2,968,576
=======================================================================
                                                             10,504,132
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

SYSTEMS SOFTWARE-2.53%

Computer Associates International, Inc.          299,500   $  5,570,700
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.71%

Motorola, Inc.                                   244,500      3,765,300
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $205,707,521)                         210,632,476
=======================================================================

MONEY MARKET FUNDS-4.00%

STIC Liquid Assets Portfolio(b)                4,391,151      4,391,151
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,391,151      4,391,151
=======================================================================
    Total Money Market Funds (Cost
      $8,782,302)                                             8,782,302
=======================================================================
TOTAL INVESTMENTS-99.87% (Cost $214,489,823)                219,414,778
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.13%                             281,765
=======================================================================
NET ASSETS-100.00%                                         $219,696,543
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $214,489,823)                                $219,414,778
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,649,399
-----------------------------------------------------------
  Fund shares sold                                  754,281
-----------------------------------------------------------
  Dividends                                         135,346
-----------------------------------------------------------
Investment for deferred compensation plan            15,792
-----------------------------------------------------------
Other assets                                         31,362
===========================================================
    Total assets                                222,000,958
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,151,558
-----------------------------------------------------------
  Fund shares reacquired                            863,934
-----------------------------------------------------------
  Deferred compensation plan                         15,792
-----------------------------------------------------------
Accrued distribution fees                           214,068
-----------------------------------------------------------
Accrued trustees' fees                                  814
-----------------------------------------------------------
Accrued transfer agent fees                          34,889
-----------------------------------------------------------
Accrued operating expenses                           23,360
===========================================================
    Total liabilities                             2,304,415
===========================================================
Net assets applicable to shares outstanding    $219,696,543
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $112,429,789
___________________________________________________________
===========================================================
Class B                                        $ 78,972,337
___________________________________________________________
===========================================================
Class C                                        $ 28,294,417
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           9,348,476
___________________________________________________________
===========================================================
Class B                                           6,641,558
___________________________________________________________
===========================================================
Class C                                           2,379,687
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.03
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.03 divided by
      94.50%)                                  $      12.73
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.89
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.89
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
-----------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $9,930)                                       $ 1,270,776
-----------------------------------------------------------
Dividends from affiliated money market funds         36,379
-----------------------------------------------------------
Interest                                             37,965
-----------------------------------------------------------
Security lending income                               1,915
===========================================================
    Total investment income                       1,347,035
===========================================================

EXPENSES:

Advisory fees                                       593,853
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       22,447
-----------------------------------------------------------
Distribution fees -- Class A                        176,379
-----------------------------------------------------------
Distribution fees -- Class B                        359,017
-----------------------------------------------------------
Distribution fees -- Class C                        131,134
-----------------------------------------------------------
Transfer agent fees -- Class A                      125,224
-----------------------------------------------------------
Transfer agent fees -- Class B                       84,126
-----------------------------------------------------------
Transfer agent fees -- Class C                       30,728
-----------------------------------------------------------
Trustees' fees                                        4,471
-----------------------------------------------------------
Other                                                94,359
===========================================================
    Total expenses                                1,646,533
===========================================================
Less: Fees waived                                       (89)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,131)
===========================================================
    Net expenses                                  1,645,313
===========================================================
Net investment income (loss)                       (298,278)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (1,697,898)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                          16,519,960
===========================================================
Net gain from investment securities              14,822,062
===========================================================
Net increase in net assets resulting from
  operations                                    $14,523,784
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2002               2001
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                 $   (298,278)      $   (169,797)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (1,697,898)        (3,723,278)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        16,519,960        (12,281,495)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  14,523,784        (16,174,570)
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                --            (42,840)
----------------------------------------------------------------------------------------------
  Class B                                                                --            (23,006)
----------------------------------------------------------------------------------------------
  Class C                                                                --             (9,037)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                --            (23,272)
----------------------------------------------------------------------------------------------
  Class B                                                                --            (16,266)
----------------------------------------------------------------------------------------------
  Class C                                                                --             (6,794)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        36,753,766         70,108,784
----------------------------------------------------------------------------------------------
  Class B                                                        14,779,393         62,478,722
----------------------------------------------------------------------------------------------
  Class C                                                         5,602,209         21,795,123
==============================================================================================
    Net increase in net assets                                   71,659,152        138,086,844
==============================================================================================

NET ASSETS:

  Beginning of period                                           148,037,391          9,950,547
==============================================================================================
  End of period                                                $219,696,543       $148,037,391
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                $220,552,879       $163,417,511
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (310,821)           (12,543)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (5,470,470)        (3,772,572)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                    4,924,955        (11,595,005)
==============================================================================================
                                                               $219,696,543       $148,037,391
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $2,651,488 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $89.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $114,170 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $176,379, $359,017 and $131,134, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $42,964 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $103, $0 and $6,578 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $2,631 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,128 and reductions in custodian fees of $3 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,131.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, there were no securities on loan to brokers. For the six months ended April 30, 2002, the Fund received fees of $1,915 for securities lending.

NOTE 7--INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $82,329,172 and $29,338,821, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of investment securities      $ 20,943,567
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (16,050,135)
============================================================================
Net unrealized appreciation of investment securities            $  4,893,432
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $214,521,346.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      4,572,874    $ 54,538,199     7,153,461    $ 86,201,459
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,101,280      24,958,240     6,008,413      71,939,323
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        828,397       9,811,167     2,229,528      26,797,760
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,215          60,966
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         3,133          36,546
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         1,248          14,550
======================================================================================================================
Reacquired:
  Class A                                                     (1,499,454)    (17,784,433)   (1,372,417)    (16,153,641)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (865,466)    (10,178,847)     (839,944)     (9,497,147)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (353,906)     (4,208,958)     (429,406)     (5,017,187)
======================================================================================================================
                                                               4,783,725    $ 57,135,368    12,759,231    $154,382,629
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                                                   JUNE 30, 1999
                                                                SIX MONTHS       YEAR ENDED        (DATE OPERATIONS
                                                                  ENDED          OCTOBER 31,       COMMENCED) TO
                                                                APRIL 30,     -----------------    OCTOBER 31,
                                                                 2002(a)      2001(a)    2000(a)      1999
                                                                ----------    -------    ------    ----------------
Net asset value, beginning of period                             $  10.94     $12.05     $9.40          $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                --       0.02      0.07            0.03
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      1.09      (1.07)     2.88           (0.63)
===================================================================================================================
    Total from investment operations                                 1.09      (1.05)     2.95           (0.60)
===================================================================================================================
Less distributions:
  Dividends from net investment income                                 --      (0.04)    (0.18)             --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --      (0.02)    (0.12)             --
===================================================================================================================
    Total distributions                                                --      (0.06)    (0.30)             --
===================================================================================================================
Net asset value, end of period                                   $  12.03     $10.94     $12.05         $ 9.40
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                      9.96%     (8.74)%   32.21%          (6.00)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $112,430    $68,676    $5,888          $1,153
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.34%(c)   1.27%     1.25%           1.25%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.34%(c)   1.36%     8.21%          10.02%(d)
===================================================================================================================
Ratio of net investment income to average net assets                 0.01%(c)   0.17%     0.62%           0.87%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                                15%        18%       57%             10%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $101,623,304.
(d)  Annualized.


                                                                                  CLASS B
                                                                -------------------------------------------
                                                                                             AUGUST 1, 2000
                                                                SIX MONTHS                   (DATE SALES
                                                                 ENDED        YEAR ENDED     COMMENCED) TO
                                                                APRIL 30,     OCTOBER 31,    OCTOBER 31,
                                                                2002(a)        2001(a)          2000
                                                                ----------    -----------    --------------
Net asset value, beginning of period                             $ 10.86        $ 12.02          $10.85
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)         (0.06)             --
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.07          (1.05)           1.17
===========================================================================================================
    Total from investment operations                                1.03          (1.11)           1.17
===========================================================================================================
Less distributions:
  Dividends from net investment income                                --          (0.03)             --
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --          (0.02)             --
===========================================================================================================
    Total distributions                                               --          (0.05)             --
===========================================================================================================
Net asset value, end of period                                   $ 11.89        $ 10.86          $12.02
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                     9.48%         (9.25)%         10.78%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $78,972        $58,681          $2,815
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.98%(c)       1.95%           1.93%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.98%(c)       2.04%           8.89%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets        (0.62)%(c)     (0.51)%         (0.06)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                               15%            18%             57%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $72,398,449.
(d)  Annualized.


                                                                                  CLASS C
                                                                -------------------------------------------
                                                                                             AUGUST 1, 2000
                                                                SIX MONTHS                   (DATE SALES
                                                                 ENDED        YEAR ENDED     COMMENCED) TO
                                                                APRIL 30,     OCTOBER 31,    OCTOBER 31,
                                                                2002(a)        2001(a)          2000
                                                                ----------    -----------    --------------
Net asset value, beginning of period                             $ 10.85        $ 12.02          $10.85
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)         (0.06)             --
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.08          (1.06)           1.17
===========================================================================================================
    Total from investment operations                                1.04          (1.12)           1.17
===========================================================================================================
Less distributions:
  Dividends from net investment income                                --          (0.03)             --
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --          (0.02)             --
===========================================================================================================
    Total distributions                                               --          (0.05)             --
===========================================================================================================
Net asset value, end of period                                   $ 11.89        $ 10.85          $12.02
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                     9.59%         (9.33)%         10.78%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $28,294        $20,680          $1,248
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.98%(c)       1.95%           1.93%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.98%(c)       2.04%           8.89%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets        (0.62)%(c)     (0.51)%         (0.06)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                               15%            18%             57%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,444,233.
(d)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Edgar M. Larsen
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
                                                                                            since 1976 and manages approximately
     MORE AGGRESSIVE                             MORE AGGRESSIVE                            $158 billion in assets for more than 9
                                                                                            million shareholders, including
AIM Small Cap Opportunities(1)          AIM Developing Markets                              individual investors, corporate clients
AIM Mid Cap Opportunities(1)            AIM European Small Company                          and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth
AIM Emerging Growth                     AIM International Emerging Growth                             The AIM Family of
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                        Funds--Registered Trademark-- is
AIM Aggressive Growth                   AIM European Development                            distributed nationwide. AIM is a
AIM Mid Cap Growth                      AIM Euroland Growth                                 subsidiary of AMVESCAP PLC, one of the
AIM Dent Demographic Trends             AIM International Equity                            world's largest independent financial
AIM Constellation                       AIM Global Growth                                   services companies with $400 billion in
AIM Large Cap Growth                    AIM Worldwide Spectrum                              assets under management.*
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                    SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
    MORE CONSERVATIVE                   AIM Real Estate(6)

                                                    MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                       AIM High Imcome Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                      [AIM LOGO APPEARS HERE]
                                                     --Registered Trademark--
                                                     INVEST WITH DISCIPLINE
                                                     --Registered Trademark--

                                                                      LCBV-SAR-1

A I M DISTRIBUTORS, INC.